UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 5, 2003
                                                          ------------

                            VIAVID BROADCASTING INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           NEVADA                                                98-0206168
     ----------------              -----------               -------------------
      (State or other              (Commission                 (IRS Employer
      jurisdiction of              File Number)              Identification No.)
       incorporation)


                SUITE 290 - 145 CHADWICK COURT, NORTH VANCOUVER,
                         BRITISH COLUMBIA CANADA     V7M 3K1
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 604-988-7667
                                                            ------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 5, 2003, Davidson & Company ("Davidson") resigned as the principal accountant of ViaVid Broadcasting, Inc. (the "Company"). Davidson was previously engaged to audit the Company's financial statements. The Company retained Telford, Sadovnick ("TS") on June 5, 2003 as the principal accountants to replace Davidson. The Company's audit committee and board of directors approved the change of accountants from Davidson to TS. TS has been retained to audit the Company's financial statements for the fiscal year ended March 31, 2003.

         The audit reports of Davidson on the Company's financial statements for the two fiscal years ended March 31, 2002 and March 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except the reports were modified to include an explanatory paragraph for a going concern uncertainty because of the Company's losses from operations since inception raised substantial doubt as to the Company's ability to continue as a going concern, unless the Company attained future profitable operations and/or obtained additional financing.

         In connection with the audits of the fiscal years ended March 31, 2002 and March 31, 2001 including the subsequent fiscal year and interim periods through June 5, 2003, the date of resignation, the Company had no disagreements with Davidson with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B which, if not resolved to its satisfaction, would have caused Davidson to make reference in connection with its opinion to the subject matter of the disagreement in connection with its report. In addition, during that time the Company did not receive from Davidson any advice of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B.

         During the fiscal years ended March 31, 2002 and March 31, 2001, including the subsequent fiscal year and interim periods through June 5, 2003, the date of Davidson 's resignation, and prior to the appointment of TS, the Company (or anyone on its behalf) did not consult with TS regarding any of the accounting or auditing issues stated in Item 304(a)(2) of Regulation S-B.

         The Company provided Davidson with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Davidson furnish the Company with a letter to the Commission stating whether Davidson agrees with the above statements. A copy of that letter dated June 5, 2003 is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses acquired. None required.



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         (b) Pro forma financial information. None required.

         (c) Exhibits:

                EXHIBIT NUMBER                 DESCRIPTION OF DOCUMENT
            ----------------------      ----------------------------------------
                     16                 Letter from Davidson stating that it has
                                        reviewed this Form 8-K and has no
                                        objection to the statements made within
                                        this Form 8-K.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ViaVid Broadcasting, Inc. (Registrant)

                                         By:  /s/ Brian Kathler
                                              -----------------
                                              Brian Kathler
Date:  June 5, 2003                           President
                                              (Principal Executive Officer and
                                              Principal Accounting Officer)